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                                                                    Exhibit 10.1

                        SIXTH AMENDMENT TO LOAN AGREEMENT

         THIS AMENDMENT is made as of October 8, 2004 by ASPECT MEDICAL SYSTEMS, INC. (the "Borrower") and FLEET NATIONAL BANK (the "Lender").

                                    RECITALS

         A. The Lender and the Borrower are parties to a letter agreement dated as of May 16, 2001, as amended (as amended, the "Loan Agreement"). Capitalized terms used herein without definition have the meanings assigned to them in the Loan Agreement.

         B. The Borrower has requested that the Bank permit a renewal of a certain standby Letter of Credit issued for the account of the Borrower.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

I. AMENDMENT TO LOAN AGREEMENT. Notwithstanding the provisions of Section 1.6(b)(i)(A) of the Loan Agreement which prohibit the expiration of any Letter of Credit later than 90 days after the Expiration Date, the Lender and the Borrower hereby agree that that certain Letter of Credit issued for the benefit of Newton Technology Park, LLC in the face amount of $80,000 (the "Newton L/C") shall be permitted to automatically renew as of December 31, 2004 (the "Renewal Date") for a period of one year, with the result that the expiration date of the Newton L/C shall be December 31, 2005.

II.      NO FURTHER AMENDMENTS.

         Except as specifically amended hereby, the Loan Agreement and the Pledge Agreement shall remain unmodified and in full force and effect and are hereby ratified and affirmed in all respects, and the indebtedness of the Borrower to the Lender evidenced thereby and by the Revolving Note is hereby reaffirmed in all respects. On and after the date hereof, each reference in the Loan Agreement to "this letter agreement", "hereunder", "hereof", or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as amended by this Amendment, and each reference in Pledge Agreement to the Loan Agreement, "thereunder", "thereof", or words of like import referring to the Loan Agreement shall mean a reference to the Loan Agreement as amended by this Amendment.

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III.     CONFIRMATION OF SECURITY.

         The Pledge Agreement shall remain in full force and effect and is hereby ratified and affirmed in all material respects. The Borrower hereby acknowledges and agrees that the "Obligations" secured by, and entitled to, the benefits of the Pledge Agreement include, without limitation, the Revolving Note.

IV.      MISCELLANEOUS.

         A. As provided in the Loan Agreement, the Borrower agrees to reimburse the Lender upon demand for all out-of-pocket costs, charges, liabilities, taxes and expenses of the Lender (including reasonable fees and disbursements of counsel to the Lender) in connection with the (a) preparation, negotiation, interpretation, execution and delivery of this Amendment and any other agreements, instruments and documents executed pursuant or relating hereto, and
(b) any enforcement hereof.

         B. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

         D. This Amendment may be executed by the parties hereto in several counterparts hereof and by the different parties hereto on separate counterparts hereof, all of which counterparts shall together constitute one and the same agreement.

            **THE BALANCE OF THIS PAGE IS LEFT BLANK INTENTIONALLY**

                                      -2-

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         IN WITNESS WHEREOF, the Lender and the Borrower have caused this
Amendment to be duly executed as a sealed instrument by their duly authorized representatives, all as of the day and year first above written.

                                            ASPECT MEDICAL SYSTEMS, INC.

                                            By:    /s/ J. Neal Armstrong
                                                --------------------------------
                                                Title: CFO

                                            FLEET NATIONAL BANK

                                            By:    /s/ Peter G. McCarthy
                                                --------------------------------
                                                Title: CPO/SVP